Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Iryna Kologrim, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Clancy Corp. for the year ended July 31, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Clancy Corp.

October  31, 2017

 By:            /s/ Iryna Kologrim

 Name:  Iryna Kologrim

 Title:  President, Chief Executive Officer, Chief

 Financial Officer, Secretary and Treasurer

 (Principal executive officer and principal financial officer and principal accounting officer)